UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 4, 2023 (December 4, 2023)

Synchronoss Technologies, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40574	06-1594540
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

200 Crossing Boulevard, 8th Floor
Bridgewater, New Jersey	08807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 620-3940

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. o

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 par value	SNCR	The Nasdaq Stock Market, LLC
8.375% Senior Notes due 2026	SNCRL	The Nasdaq Stock Market, LLC

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

On December 4, 2023, Synchronoss Technologies, Inc. (the “Company” or “Synchronoss”) announced the appointment of Kevin Rendino, age 57, to its Board of Directors (the “Board”), effective December 4, 2023, 2023.

Based in part upon the recommendation of the Nominating/Corporate Governance Committee of the Board (the “Nominating Committee”), the Board appointed Mr. Rendino as a Class III director.

In connection with his election to the Board, the Board granted Mr. Rendino options to purchase 30,000 shares of Common Stock at an exercise price of the closing price per share of the Common Stock on December 4, 2023, the closing price on the date of his appointment to the Board. The options will vest and become exercisable in three equal yearly installments on the anniversary date of the grant, provided Mr. Rendino provides continuous service to Synchronoss through the applicable vesting date. Pursuant to Synchronoss’s non-employee director compensation program, Mr. Rendino will receive a $50,000 annual retainer and be entitled to receive an annual equity grant for his service on the Board.

Mr. Rendino and Synchronoss have also entered into an indemnification agreement requiring Synchronoss to indemnify him to the fullest extent permitted under Delaware law with respect to his service as a director. The indemnification agreement is substantially in the form Synchronoss has entered into with its other directors and executive officers.

There are no family relationships between Mr. Rendino and any of the Company’s directors or executive officers and Mr. Rendino does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Additionally, the appointment was not made based on any understanding or agreement between Mr. Rendino or any of his affiliates and the Company.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

At a special meeting of stockholders of Synchronoss held on December 4, 2023 (the “Special Meeting”), the following proposals were submitted to the stockholders of the Company:

Proposal 1:	The approval of a proposal to amend the Company’s Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect a reverse stock split of the Company’s common stock, $0.0001 par value (the “Common Stock”) at a ratio in the range of 1-for-5 to 1-to-20, such ratio to be determined by the Company’s Board of Directors (the “Board”), and an associated reduction in the number of shares of Common Stock the Company is authorized to issue (the “Reverse Stock Split Proposal”).
Proposal 2:	The approval of a proposal to amend the Company’s Certificate of Incorporation to limit the liability of certain officers in limited circumstances (the “Exculpation Proposal”).
Proposal 3:	The approval of a proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Reverse Stock Split Proposal (the “Adjournment Proposal”).

For more information about the foregoing proposals, see the Company’s definitive proxy statement for the Special Meeting filed with the Securities and Exchange Commission on November 13, 2023. Of the 93,336,771 shares of the Company’s Common Stock entitled to vote at the Special Meeting, 67,434,822 shares, or approximately 72.24%, were represented at the meeting in person or by proxy, constituting a quorum. The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, in respect of each such proposal is set forth below:

Proposal 1:	Reverse Stock Split Proposal.

The Company’s stockholders approved an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s outstanding Common Stock, at a ratio in the range of 1-for-5 to 1-for-20, such ratio to be determined by the Company’s Board, and an associated reduction in the number of shares of Common Stock the Company is authorized to issue. The votes regarding the proposal were as follows:

Votes For	Votes Against	Votes Abstaining
64,961,477	1,973,840	499,505

Proposal 2:	Exculpation Proposal.

The Company’s stockholders approved an amendment to the Company’s Certificate of Incorporation to limit the liability of certain officers in limited circumstances. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstaining
48,394,562	4,395,739	161,718

Proposal 3:	Adjournment Proposal.

The proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Reverse Stock Split Proposal was withdrawn since the Reverse Stock Split Proposal was approved.

Item 7.01.    Regulation FD Disclosure.

A copy of the press release announcing the appointment of Mr. Rendino to the Board is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

This information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01.    Other Events.

On December 4, 2023, following receipt of the stockholder’s approval of the Reverse Stock Split Proposal, the Company’s Board approved a reverse stock split ratio of 1-for-9, such that every 9 shares of the Company’s Common Stock will be combined into one issued and outstanding share of Common Stock (the “Reverse Stock Split”). The Company intends to file a Certificate of Amendment to the Restated Certificate of Incorporation (the “Certificate of Amendment”) for the Reverse Stock Split with the Secretary of State of the State of Delaware on December 8, 2023, and the Company expects that the Reverse Stock Split will be effective upon the opening of trading on December 11, 2023 and that the Common Stock will be trading on a post-split basis under CUSIP number 87157B400. The Reverse Stock Split is being effected in order to attempt to regain compliance with the $1.00 per share minimum closing price required to maintain continued listing on the Nasdaq Capital Market.

The Reverse Stock Split will be effected simultaneously for all shares of Common Stock, will affect all holders of the Company’s Common Stock uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except with respect to the treatment of fractional shares. The Company will not issue fractional shares for post-Reverse Stock Split shares in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive a fractional share of Common Stock will have such fractional share rounded up to the nearest whole share.

Item 9.01.    Financial Statements and Exhibits.

(d)Exhibits

Exhibit Number	Description	Filed Herewith
99.1	Press Release of Synchronoss Technologies, Inc. dated December 4, 2023.	x

Forward-Looking Statement Disclosure

This Current Report on Form 8-K contains forward-looking statements, which involve risks and uncertainties. Forward-looking statements can be identified by the use of forward-looking terminology, including the terms “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” or similar expressions and the negatives of those terms. All statements other than statements of historical facts contained in this Current Report on Form 8-K, including statements regarding the timing and effective date of the Certificate of Amendment, the Reverse Stock Split and the Company’s ability to regain compliance with the listing rules of the Nasdaq Capital Market, are forward-looking statements. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, these statements are not guarantees of future performance and involve risks and uncertainties which are subject to change based on various important factors, some of which are beyond the Company’s control. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. These forward-looking statements speak only as of the date of this Current Report on Form 8-K and are subject to a number of risks, uncertainties and assumptions including, without limitation, risks and factors that are described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2023, which are on file with the SEC and available on the SEC’s website at www.sec.gov. Additional factors may be described in those sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, expected to be filed with the SEC in the first quarter of 2024. The Company does not undertake any obligation to update any forward-looking statements made in this Current Report on Form 8-K as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 4, 2023

Synchronoss Technologies, Inc.
/s/ Louis Ferraro
Name:	Louis Ferraro
Title:	Chief Financial Officer